UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	November 14, 2024

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin St.
Elkhart,	Indiana	46516	(574)	294-7511
(Address of Principal Executive Offices)		(Zip Code)	Registrant's Telephone Number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
On November 15, 2024, Patrick Industries, Inc. (the "Company") issued a press release announcing that on November 14, 2024, the Company's Board of Directors (the "Board") authorized an increase in the amount of the Company's common stock that may be acquired over the next 24 months under the current stock repurchase program to $200.0 million, including the $72.9 million remaining under the previous authorization. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
On November 14, 2024, the Board of Directors of Patrick Industries, Inc. declared a quarterly cash dividend of $0.60 per share of common stock, which will be payable on December 9, 2024, to shareholders of record at the close of business on November 25, 2024. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
On November 18, 2024, the Company's Board authorized a three-for-two stock split of the Company's common stock, to be effected in the form of a stock dividend, payable as one additional share of common stock for every two shares of common stock held. Shareholders will receive cash in lieu of any fractional share of common stock that they otherwise would have been entitled to receive in connection with the split.
The stock dividend is effective for shareholders of record as of the close of business on November 29, 2024 and will be payable on December 13, 2024. A copy of the Company's press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 99.1 - Press Release, dated November 15, 2024
Exhibit 99.2 - Press Release, dated November 19, 2024
Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: November 20, 2024	By:	/s/ Andrew C. Roeder
Andrew C. Roeder
Executive Vice President - Finance, Chief Financial Officer, and Treasurer